Exhibit 99.01

News Release Avi Sharon, Investor Relations 212.756.4077 avi.sharon@alliancebernstein.com	John Meyers, Media 212.969.2301 john.meyers@alliancebernstein.com

AllianceBernstein Announces September 30, 2010 Assets Under Management

Third Quarter 2010 Earnings Conference Call to be Held on October 29, 2010 at 8:30 A.M. (EDT)

New York, NY, October 12, 2010 – AllianceBernstein L.P. and AllianceBernstein Holding L.P. (NYSE: AB) today announced that preliminary assets under management increased to $484 billion from $467 billion during September 2010. The 3.7% increase was due to positive equity investment returns, partially offset by net asset outflows mainly from institutional accounts. Two accounts – a non-actively managed account, which generates substantially lower fees than other such accounts, and a U.S. Large Cap Growth account – comprised half of the institutional outflows.

AllianceBernstein L.P. (The Operating Partnership)
ASSETS UNDER MANAGEMENT
	At Sept 30, 2010 Preliminary				At Aug 31,
					2010
$ billions	Institutions	Retail	Private Client	Total	Total
Equity
Value	$95	$33	$24	$152	$142
Growth	39	22	16	77	75
	134	55	40	229	217

Fixed Income	125	50	34	209	205

Other(1)	24	20	2	46	45
Total	$283	$125	$76	$484	$467

	At Aug 31, 2010
Total	$275	$119	$73	$467

(1) Includes index, structured, asset allocation services and other non-actively managed AUM.

www.alliancebernstein.com

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Third Quarter 2010 Earnings Conference Call Information

AllianceBernstein’s management will review third quarter 2010 financial and operating results on Friday, October 29th during a conference call beginning at 8:30 a.m (EDT) following the release of its financial results at approximately 7:00 a.m (EDT). The conference call will be hosted by Peter S. Kraus, Chairman and Chief Executive Officer, David A. Steyn, Chief Operating Officer, and John B. Howard, Chief Financial Officer.

Parties may access the conference call by either webcast or telephone:

1.
To listen by webcast, please visit AllianceBernstein’s Investor Relations website at http://ir.alliancebernstein.com/investorrelations at least 15 minutes prior to the call to download and install any necessary audio software.

2.	To listen by telephone, please dial (866) 556-2265 in the U.S. or (973) 935-8521 outside the U.S., 10 minutes before the scheduled start time. The conference ID# is 16075215.

The presentation that will be reviewed during the conference call will be available on AllianceBernstein’s Investor Relations website shortly after the release of third quarter 2010 financial results on October 29, 2010.

A replay of the webcast will be made available beginning approximately one hour after the conclusion of the conference call on October 29, 2010 and will be available on AllianceBernstein’s website for one week. An audio replay of the conference call will also be available for one week. To access the audio replay, please call (800) 642-1687 from the U.S., or outside the U.S. call (706) 645-9291, and provide conference ID# 16075215.

Cautions regarding Forward-Looking Statements

Certain statements provided by management in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in AllianceBernstein’s Form 10-K for the year ended December 31, 2009 and Form 10-Q for the quarter ended June 30, 2010. Any or all of the forward-looking statements made in this news release, Form 10-K, Form 10-Q, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed above, could also adversely affect AllianceBernstein’s financial condition, results of operations and business prospects.

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About AllianceBernstein

AllianceBernstein is a leading global investment management firm that offers high-quality research and diversified investment services to institutional investors, individuals and private clients in major world markets.

At September 30, 2010, AllianceBernstein Holding L.P. owned approximately 36.7% of the issued and outstanding AllianceBernstein Units and AXA, one of the largest global financial services organizations, owned an approximate 63.0% economic interest in AllianceBernstein.

Additional information about AllianceBernstein may be found on our internet site, www.alliancebernstein.com.

www.alliancebernstein.com

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